Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS




        We consent to the incorporation by reference in the following Registration Statements of McDonald's Corporation and in the related prospectuses of our report dated January 26, 1995, with respect to the consolidated financial statements of McDonald's Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1994:


                               Commission File No.
                  ------------------------------------------
                     Form S-8                      Form S-3
                  ------------------------------------------
                     33-09267                      33-00001
                     33-24958                      33-40194
                     33-49817                      33-42642
                     33-50701                      33-50025
                     33-58840                      33-50695









                                                  ERNST & YOUNG LLP




     Chicago, Illinois
     March 29, 1995